ANCHOR SERIES TRUST
Supplement to the Statement of Additional Information dated May 1, 2009
With respect to the “SUPPLEMENTAL GLOSSARY” the definition for “BORROWING” is deleted and replaced in its entirety, with the following:
BORROWING. The Asset Allocation Portfolio is authorized to borrow money to the extent permitted by applicable law. The Investment Company Act of 1940, as amended (the “1940 Act”) permits the Portfolio to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance performance, the Asset Allocation Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. In the event that asset coverage for the Portfolio’s borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.
With respect to the Growth and Income, Growth, Capital Appreciation, Natural Resources, Multi-Asset, Strategic Multi-Asset, Money Market and Government and Quality Bond Portfolios, the Portfolios may not borrow except for temporary or emergency purposes and then only in an amount not in excess of 10% of the value of its assets in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the value of the assets, except with respect to the Natural Resources Portfolio which may borrow money or pledge its assets in an amount not in excess of 20% of the value of its assets. (Also see the Investment Restrictions section.)
To the extent the Asset Allocation Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although the Portfolio is authorized to borrow, it will do so only when the Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio’s net asset value per share and net yield. The Portfolio expects that all of its borrowing will be made on a secured basis. The Portfolio will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, the Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.
Dated: July 31, 2009